Ivy Funds

Supplement dated March 19, 2020 to the

Ivy Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020

The following is inserted as a new paragraph immediately following the “Net Management Fee Paid” table of the “The Management of the Funds — Management Fee” section on page 118:

Pursuant to a 2011 agreement between IICO and the Trust, IICO has determined to voluntarily waive and/or reimburse sufficient expenses of any class of Ivy Cash Management Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Cash Management Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

Supplement	Prospectus	1